SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 April 5, 1999
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                           SUN HEALTHCARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-12040                      85-0410612
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


  101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO                        87109
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     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code               (505) 821-3355
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     On April 5, 1999, Sun Healthcare Group, Inc. ("Sun") announced that following Sun's recent decision to divest certain of its non-core business assets, Sun requested in March 1999 that the SEC review Sun's accounting treatment of its June 30, 1998 acquisition of Retirement Care Associates, Inc. Based on discussions with the SEC and the Company's auditors, management has determined that the acquisition will need to be recorded as a purchase rather than as a pooling of interests as originally recorded. As a result, Sun will restate its financial statements for previously reported periods in 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SUN HEALTHCARE GROUP, INC.

                                   By:  /s/ William C. Warrick
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                                   Name:   William C. Warrick
                                   Title:  Vice President, Corporate Controller

Dated:  April 13, 1998